SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2007 (December 13, 2007)

ISSUER DIRECT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10185	74-2418590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 SHANNON OAKS CIRCLE SUITE 105 CARY NC 27511
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (518) 786-7733

DOCUCON INCORPORATED 8 AIRPORT PARK BOULEVARD LATHAM, NEW YORK 12110
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 13, 2007, Docucon Incorporated (“Docucon”), My EDGAR, Inc. (“My EDGAR”) and Docucon Acquisitions Corporation (“DAC”), a wholly-owned subsidiary of Docucon, entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement, on December 13, 2007 DAC merged with and into My EDGAR, with My EDGAR remaining as the surviving corporation (the “Merger”).  As consideration for the Merger, as of the closing of the Merger, each issued and outstanding share of common stock of My EDGAR was converted into the right to receive one share of the common stock of Docucon.  As a result of the Merger, the former shareholders of My EDGAR will hold approximately 96% of the common stock of Docucon.  A copy of the Merger Agreement is attached hereto as Exhibit 10.01 and is incorporated into this Item by reference.

On December 14, 2007 the Company filed an amendment to its articles of incorporation to change it name from Docucon Incorporated to Issuer Direct Corporation. Reference

In connection with the Merger, Robert W. Schwartz resigned as the Chief Executive Officer, Chief Financial Officer and as a member of the Board of Directors.

Also in connection with the Merger, the following individuals were appointed to their respective positions set forth beside their names below:

Name	Title

Brian R. Balbirnie	Chairman of the Board and Chief Executive Officer
James M. Learish	Director, President and Chief Accounting Officer

Biographical and other information on Messrs. Learish and Balbirnie is set forth in the sections entitled “Directors and Executive Officers” of the Form 10-SB disclosure set forth in Section 1.01 of this Report.

On September 28, 2007, Docucon’s Board of Directors unanimously elected Mr. Balbirnie to serve on Docucon’s Board until its next annual meeting. Prior to his appointment to the board, Mr. Balbirnie advanced the Company approximately $22,000 for various working capital expenses. The amounts are accruing interest at 8% per annum and were due and payable on or before November 30, 2007. As of the September 30, 2007 the parties agreed to extend the note payable until December 31, 2007.

On December 11, 2007 the Company’s board held a special meeting to approve the merger. Mr. Balbirnie is the Chief Executive Officer and member of the Board of Directors of My EDGAR, Inc.  All directors were present for the meeting and voted unanimously to approve the merger, with Mr. Balbirnie abstaining.

FORM 10-SB DISCLOSURE

Item 2.01(f) of Form 8-K provides that if a registrant reporting a transaction under Item 2.01 was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act), prior to such transaction, the registrant must disclose the information that would be required if it were filing a general form for securities registration on Form 10-SB. Please note that the information provided below relates to the combined company after the Merger.  Since Docucon’s operations after the Merger will consist solely of My EDGAR operations, the following discussion of our business and operations will refer to My EDGAR’s business, its subsidiaries and operations.

Form 10-SB Part I	Form 10-SB Part II

PART I – FORM 10-SB DISCLOSURE

DESCRIPTION OF BUSINESS

Overview

My EDGAR, Inc. and its subsidiaries (collectively “My EDGAR or “the company”) is first and foremost a financial printer that helps companies produce and distribute financial and business communications both online and in print. The Company leverages its securities compliance and regulatory expertise to provide a comprehensive set of services that enhance a client’s ability to communicate effectively with its shareholder base while meeting all reporting regulations required. The Company’s comprehensive set of services enable it to be the financial services provider of choice for its clients.

Services

Since its inception, My EDGAR has continuously worked to expand the services it provides to its issuers. Providing issuers with comprehensive services allows the Company to be the partner of choice for public companies. The Company initially generates revenues from one of its core services with new issuers, then over a specific period the issuer subscribes to other service offerings in the life cycle as illustrated above.

Services - Printing

Brands – Elite Financial Press – Bassett Press

The Company manages both large and small financial printing projects for its clients. Printing is often at the center of our clients initiatives. The Company understands the importance of printed communications and provides a seamless solution focused on quality and value. The Company handles every aspect of the printing process; project management, content management, translation, design assistance, pre-press, scanning, proofing, and stripping, typesetting, printing, bindery. Most clients choose to also have the Company handle their fulfillment needs on their printing projects as well. In addition to the financial documents the Company prints, annual reports, registration statements, special proxy statements, prospectuses, offering circulars, mutual fund printing, and more, the Company also provides commercial printing for some of its clients.

Form 10-SB Part I	Form 10-SB Part II

Services – EDGAR Filing

Brands – The EDGAR Service Bureau - My EDGAR – Bassett Press – Edgarization

The Company is a full-service EDGAR filing agent. Through numerous brands the Company assists corporate issuers, funds, law firms, transfer agents, and individuals with all of their filing needs. Many companies are required to file corporate documents to and with the EDGAR system, the “Electronic Data Gathering, Analysis, and Retrieval system” of the Securities and Exchange Commission. The Company has built an Operations Center to increase its core offering capacity and improve document turn-around to its clients. These documents include registration statements, annual reports, quarterly reports, prospectuses, information statements, material event filings, proxy statements, ownership documents, and more. The Company prides itself on its quality of service to each and every client. From document conversion to typesetting and from the simplest Form 8-K to the largest Form S-1, the Company efficiently manages the process to produce high quality documents submitted to the EDGAR system on time to meet the each client’s deadline.

Services – Proxy Management

Brand – iProxy Direct

The Company has developed a comprehensive proxy service that takes care of every aspect of getting quorum before the client’s board meeting. The typical project starts with pre-planning to get the relevant dates set, designing the proxy card, printing all documents necessary, setting up online voting, mailing all shareholders, soliciting shareholder votes, tabulating mail, fax, online and telephone voting, and ends with the client getting the proxy vote certification report with the quorum necessary to complete their annual meetings.

Services – Compliance and Disclosure Consulting

Brand – Comply Consulting

The Company prides itself in its ability to guide clients through the regulatory maze of being a publicly traded company. Through its Comply service offering, the Company assists clients on a one-time or ongoing basis with a wide variety of compliance related tasks. Improving a Company’s securities Disclosure Category, educating on Section 16 reporting requirements, consulting with issuers on deadlines, reportable events and proxy requirements are just some examples of services provided by Comply.

Services – Shareholder Management

Brand – Shareholder Direct

Shareholder communication is a full-time responsibility. The Company has considerable expertise in dealing directly with shareholders and uses that experience to take some of the burden off issuers through the Shareholder Direct service offering. The Shareholder Direct service offering provides a customized program for each client which can include; press release distribution, direct mailings to shareholders, managing a current client shareholder database, one-time and periodic data processing of beneficial owner reports, Depository Trust sheets in combination with certificate holder records.

Services –Fulfillment

Brand – Issuer Logistics

The Company provides mailing and fulfillment services through its Issuer Logistics service offering. The Company can handle a client’s entire printing and mailing project or a client can choose to have the Company handle the fulfillment portion of the project separately. In addition to the direct to client service, The Company also provides mailing and fulfillment to financial printing partners that do not have fulfillment capabilities.

Services – Account Services – Coming Soon

Brand – Audit Ready

The Company intends to launch its Audit Ready Service in the third quarter of 2008. This service provides contract CFO assistance to companies to enable them to move though through their audits to minimize audit cost and audit duration.

Form 10-SB Part I	Form 10-SB Part II

The Financial Printing Market Overview

The financial printing industry dominated by a few large providers that general serve the biggest customers as well as dozens on small regional providers that generally serve smaller clients. The small providers do not offer comprehensive services, however the large providers have significant services offerings. The business is cyclical and linked to the deadlines imposed by law. The market is also adapting to changes on corporate disclosure requirements.

Growth Strategy

The Company looks to continue its growth by continuing to increase the number of clients it serves as well as continuing to increase the services used by its existing clients. The Company also intends to continue to evaluate acquisitions that add a significant number of clients and/or add to the depth of service offerings that the Company can provide.

Sales and Marketing

The Company plans to continue to develop its brands through branded giveaways as well as a continuous effort to increase its sales force each quarter with professionals who have existing relationships selling products and/or services into our target market. The Company’s target market consist of every company required to file documents with the Securities and Exchange Commission, including publicly traded companies, mutual funds, transfer agents, and individuals. In addition to marketing services directly to these companies, the Company maintains and looks to expand relationships with the law firms and funding organizations that specialize in serving companies required to file.

The Company works in partnership with other companies that provide services to the Company’s target market. Such as exclusive marketing agreements with transfer agents and fulfillment services for other EDGAR filing providers.

Competition

The market for the services provided by the Company is highly competitive. The Company believes that it offers a comprehensive set of solutions for its clients that few competitors, if any, can match. However, competition exists in each of the individual solutions the Company provides. Factors in this competition include speed, accuracy, price, customer service and the quality of supporting products and services.

The Company is positioned to be the Financial Communications provider of choice as a cost-effective alternative to both the small regional provider and the larger providers. A Benefit to the Company’s location in North Carolina is that the Company does not experience significant competition for sales, customer service or production personnel.

Customers

The Company’s customers include a wide variety of law firms, corporations, mutual funds, individuals, and other institutions. During the past two years, no customer accounted for 10% or more of the Company’s sales.

Employees

As of September 30, 2007, My EDGAR and its subsidiary collectively had 14 employees, none of which are represented by a union. As of the date herein the Company has 16 employees between its corporate office in North Carolina and its Florida operations.

Facilities

On June 8, 2007 the Company moved its corporate headquarters to sustain its growth and commitments to building the only Edgar Operations centers in the Carolinas. The Company maintains adequate space to sustain its growth through 2009. Additionally, through its subsidiary Bassett Press, Inc, the Company maintains a presence in South Florida.

Form 10-SB Part I	Form 10-SB Part II

Insurances

The Company maintains a general business liability policy, errors and omissions policy specific to their industry and operations. Additionally, coincident to the merger between Docucon Incorporated and My EDGAR the Company also maintains directors and officers liability coverage. The Company believes that its insurance programs provide adequate coverage for all reasonable risks associated with operating its business.

Regulations

The securities and financial services industries generally are subject to regulation in the United States and elsewhere. Regulatory policies in the United States and the rest of the world are tasked with safeguarding the integrity of the securities and financial markets with protecting the interests of both issuers and shareholders.

In the United States, issuers (public companies) are subject to regulation under both federal and state laws. At the federal level, the Securities and Exchange Commission regulates the securities industry, along with the Financial Industry Regulatory Authority, or FINRA, formally known as NASD and NYSE market regulations, various stock exchanges, and other self-regulatory organizations (“SRO”).

The Company’s mission is to assist corporate issuers with these regulations, communication and compliance of rules imposed by regulatory bodies. The majority of our business involves the distribution of content either electronically or paper to governing bodies and shareholders alike. Under these regulations the company is licensed to disseminate, communicate and or solicit on behalf of its clients the issuers.

On July 26, 2007, the SEC adopted rule amendments that require public companies and soliciting persons to furnish proxy materials to stockholders by posting them on an Internet website other than the SEC’s EDGAR website (the “Universal Rule”). Accelerated Issuers will be required to comply with the Universal Rule for solicitations beginning on or after January 1, 2008. All other issuers and soliciting persons will have to comply with the rule amendments beginning on or after January 1, 2009.

Legal Proceedings

From time to time the Company may become party to litigation or other legal proceedings that we consider to be a part of the ordinary course of business.  We are not currently involved in any legal proceedings that we believe could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations.

RISK FACTORS

Investing in our Common Stock involves a high degree of risk. Prospective investors should carefully consider the following risks and uncertainties and all other information contained or referred to in this Current Report on Form 8-K before investing in our common stock. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties that we are unaware of, or that we currently deem immaterial, also may become important factors that affect us. If any of the following risks occur, our business, financial condition or results of operations could be materially and adversely affected. In that case, the trading price of our Common Stock could decline, and you could lose all of your investment.

Form 10-SB Part I	Form 10-SB Part II

Risks related to our business

MY EDGAR has a history of losses, and may never achieve profitability.

My EDGAR has incurred net losses and experienced negative cash flow for each quarter since its inception. As of December 31, 2006 and September 30, 2007, My EDGAR had an accumulated deficit of approximately $262,533 and $314,372 respectively. My EGDAR expects to incur further losses in 2008. Moreover, My EDGAR may never achieve profitability and, even if it does, My EDGAR may not be able to maintain profitability.

Going concern opinions

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, current liabilities exceed current assets, and cash flows from operations are negative, which all raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

My EDGAR’s business may be affected by factors outside of their control.

My EDGAR’s ability to increase sales, and to profitably deliver and sell its service offerings, is subject to a number of risks, including changes to the regulatory filing and distribution of proxy materials, competitive risks such as the entrance of additional competitors into My EDGAR’s markets, pricing and competition and risks associated with the marketing of new services in order to remain competitive.

If potential customers take a long time to evaluate the use of our services, we could incur additional selling expenses and require additional working capital.

The acceptance of our services depends on a number of factors, including the nature and size of the potential customer base, the effectiveness of our system, and the extent of the commitment being made by the potential customer, and is difficult to predict. If potential customers take longer than we expect to decide whether to use our services, our selling expenses could increase, and we may need to raise additional capital sooner than we would otherwise need to.

Seasonality

A greater portion of our printing, distribution and solicitation of proxy materials business will be processed during our second fiscal quarter (calendar quarter). Therefore the seasonality of our revenue makes it difficult to estimate future operating results based on the results of any specific quarter and could affect an investor’s ability to compare our financial condition and results of operations on a quarter-by-quarter basis. To balance the seasonal activity of print, distribution and solicitation of proxy materials the Company will continue to grow its regulatory filing business, since it is linked to predictable periodic activity that is cyclical in nature

Risks Related to Our Common Stock; Liquidity Risks

The price of our Common Stock may fluctuate significantly, which could lead to losses for stockholders.

Stock of public companies can experience extreme price and volume fluctuations. These fluctuations often have been unrelated or out of proportion to the operating performance of such companies. We expect our stock price to be similarly volatile. These broad market fluctuations may continue and could harm our stock price. Any negative change in the public’s perception of the prospects of our company or companies in our market could also depress our stock price, regardless of our actual results.  Factors affecting the trading price of our Common Stock may include:

Form 10-SB Part I	Form 10-SB Part II

•

variations in operating results;

•

announcements of strategic alliances or significant agreements by My EDGAR or by competitors;

•

recruitment or departure of key personnel;

•

litigation, legislation, regulation of all or part of our business;

•

changes in the estimates of operating results or changes in recommendations by any securities analyst that elect to follow our common stock; and

Certain financial statements attached as exhibits to this Report have not been audited.

Certain financial statements for the period ended September 30, 2007 for each of My EDGAR and its subsidiary attached hereto are unaudited.  No assurance can be given that if such financial statements were audited, they would not be materially different.

You may lose your investment in the Shares.

An investment in the Shares involves a high degree of risk.  An investment in the Shares is suitable only for investors who can bear a loss of their entire investment.

We have no intention to pay dividends on our Common Stock.

For the near-term, we intend to retain any remaining future earnings, if any, to finance My EDGAR’s operations and do not anticipate paying any cash dividends with respect to our Common Stock.

Our common stock is quoted on the Pink Sheets and there is no liquidity in the trading market for our common stock.

Our common stock is currently quoted on the Pink Sheets Bulletin Board under the symbol “DCCN.”  There has been little or no trading of our common stock and no assurance can be given, when, if ever, an active trading market will develop or, if developed, that it will be sustained.  As a result, investors may be unable to sell their shares of our common stock.

If the registration statement that we intend to file is declared effective, sales of shares of our Common Stock on the open market could create short term liquidity and reduce the market price of our Common Stock.

The shares of our Common Stock issued in the Offering and the Merger are “restricted securities” and may not be sold and/or transferred except pursuant to an effective registration statement or an exemption under the Securities Act and applicable state or “blue sky” laws.  We have agreed to file a registration statement with the SEC to register such shares of Common Stock for resale under the Securities Act.  If the registration statement that we intend to file to register the shares of our Common Stock issued in the Merger and in the Offering is declared effective, the subsequent sales of shares of our Common Stock in the open market could reduce the then current market price of our common stock, if a market should develop.  There can be no assurance, however, that there will ever be a trading market for our Common Stock, or, when, if ever, the registration statement covering the resale of the shares of our Common Stock issued in the Merger and the Offering will be declared effective and, if it is declared effective, that it will remain effective.

The Common Stock may be subject to Penny Stock Rules, which could affect trading.

Broker-dealer practices in connection with transactions in “penny stocks” are regulated by certain rules adopted by the SEC.  Penny stocks generally are equity securities with a price of less than $5.00, subject to exceptions. The rules require that a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market.  The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in connection with the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account.  In addition, the rules generally require that prior to a transaction in a penny stock the broker-dealer must make a special written

Form 10-SB Part I	Form 10-SB Part II

determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.  These disclosure requirements may have the effect of reducing the liquidity of penny stocks.  Our common stock is subject to the penny stock rules, and investors acquiring shares of our Common Stock may find it difficult to sell their shares of our common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Overview

My EDGAR, Inc. and its subsidiaries (collectively “My EDGAR or “the company”) is first and foremost a financial printer that helps companies produce and distribute financial and regulatory communications both online and in print. The Company leverages its securities compliance and regulatory expertise to provide a comprehensive set of services that enhance a client’s ability to communicate effectively with its shareholder base while meeting all reporting regulations required. The Company’s comprehensive set of services enable it to be the financial services provider of choice for its clients.

Description of Business

My EDGAR, Inc., (the “Company”) was incorporated in the state of Florida on February 10, 2006. The Company was formed for the purpose of developing, marketing and delivering financial reporting tools and services for public companies. The Company’s customers are all public entities referred to as Issuers, located in North America.

Financial Reporting includes typical filings required by the Securities and Exchange Commission that include registration statements, prospectuses, proxy materials, annual and quarterly statements as well as transitional reporting required under Securities and Exchange Commission 34 Act reporting requirements.

The Company operates several brands “doing business as” - trade names in order to market its brands. These brands include My EDGAR, Edgar Service Bureau.

The Company’s Service Bureau is one of the largest Edgar focused operations center in the United States. By incorporating a blend of proprietary technologies and third party tools, the Company is afforded the ability to deliver its solutions at a competitive rate with faster turn around compared to the industry.

Plan of Operation

The following plan of operations provides information which the Company’s management believes is relevant to an assessment and understanding of its business, operations and financial condition.  The discussion should be read in conjunction with the financial statements as of and for the periods ended December 31, 2005, December 31, 2006  and nine months ended September 30, 2007 and the notes thereto which are included in this Current Report.  This plan of operation contains forward-looking statements that involve risks, uncertainties and assumptions.

The Company’s actual results may differ substantially from those anticipated in any forward-looking statements included in this discussion as a result of various factors, including those set forth in “Risk Factors” contained elsewhere in this Current Report.

Liquidity and Capital Resources

Current liabilities on a pro-forma basis for the period ended September 30, 2007, is approximately $417,440, including accounts payable for accounting, legal and general operations of the combined entities. Pro forma basis includes the financials as if the merger has been effected January 1, 2007.

At September 30, 2007, on a pro-forma basis the Company’s total assets exceeded the total liabilities by approximately $123,500.

Form 10-SB Part I	Form 10-SB Part II

Critical Accounting Policies

Revenue Recognition

The Company recognizes revenue when services are rendered or delivered to customers either at time of delivery or completion, where collectibility is probable. The Company’s fees are fixed.

Allowance for Doubtful Accounts

The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables as well as historical collection information. Credit is granted to most customers on an unsecured basis. In determining the amount of the allowance, management is required to make certain estimates and assumptions. Management has determined that as of December 31, 2006, an allowance for doubtful accounts is not necessary.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Impairment of Long-Lived Assets:

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets," long-lived assets, such as property and equipment and intangible assets are not subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of asset groups to be held and used is measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset group exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of an asset group exceeds fair value of the asset group.

Recently Issued Accounting Pronouncements

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections” - a Replacement of APB Opinion No. 20 and SFAS No. 3". SFAS No. 154 requires retrospective application to prior period financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS No. 154 also redefines "restatement" as the revising of previously issued financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments,” which amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS No. 155 permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation and establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments containing embedded derivatives.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets,” which amends SFAS No. 140. SFAS No. 156 may be adopted as early as January 1, 2006, for calendar year-end entities, provided that no interim financial statements have been issued. Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after September 15, 2006 (e.g., January 1, 2007, for calendar year-end entities). The intention of the new statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as, to simplify efforts to obtain hedge-like accounting. SFAS No. 156 permits a service using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute or fair value.

Form 10-SB Part I	Form 10-SB Part II

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements" ("SFAS 157), which provides guidance on how to measure assets and liabilities that use fair value. SFAS 157 will apply whenever another US GAAP standard requires (or permits) assets or liabilities to be measured at fair value but does not expand the use of fair value to any new circumstances. This standard also will require additional disclosures in both annual and quarterly reports. SFAS 157 will be effective for fiscal years beginning after November 15, 2007 (January 1, 2008 for the Company).

In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (“FIN 48”), which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Under FIN 48, the benefit of a tax position may be recognized only if it is more likely than not that the tax position will be sustained, based on the technical merits of the position, by a taxing authority having full knowledge of all relevant information. We do not expect FIN 48 to have a material impact on our financial statements.

In February 2007, the FASB issued SFAS 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 (“SFAS 159”) which permits entities to choose to measure eligible items at fair value at specified election dates. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date.

The above pronouncements are not currently expected to have a material effect on our financial statements

DESCRIPTION OF PROPERTY

Facilities

In March 2006, the Company entered into a one year term lease and maintains its operations center and corporate headquarters in Cary, NC. Under the terms of the agreement, rent is to be paid at the monthly rate of $1,375. For the period ended December 31, 2006, the Company paid $14,060 in rental expenses and deposits.

In May 2007 the Company signed a 3 year lease for 5,000 Sq Ft located at 201 Shannon Oaks Circle Suite 105 Cary NC 27511, to handle the expansion and operations of its Edgar Service Bureau.

My EDGAR has not other obligations for leased property or equipment for the period ended December 31, 2006 and September 30, 2007 respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 17, 2007 following the closing of the Merger regarding the beneficial ownership of our Common Stock by (i) each person who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each of our directors and “named executive officers”; and (iii) all of our executive officers and directors as a group:

Name and address of Beneficial Owner	Amount	Percent of Class

Directors and Named Executive Officers
Brian R. Balbirnie	5,670,000	33.11%
James M. Learish	4,800,000	28.03%
Edward Gistaro	136,139	0.79%
Chauncey Schmidt	123,757	0.72%

All Directors and Executive Officers as a group (5 persons)	10,729,896	62.65%

Other 5% or Greater Beneficial Owners

Beyond the Box, LLC	1,023,804	5.98%

Form 10-SB Part I	Form 10-SB Part II

DIRECTORS AND EXECUTIVE OFFICERS

In connection with the Merger, Robert W. Schwartz resigned the position of Chief Executive Officer, Chief Financial Officer and as a member of the Board of Directors, and James M. Learish was appointed to our board of directors.  In addition, Brian R. Balbirnie (previously a member of the Board of Directors was appointed Chairman and Chief Executive Officer, James M. Learish was appointed our President and Chief Accounting Officer.  As a result of the foregoing, our Board of Directors now consists of five members. For further information including biographical and new appointments of officers and directors, see the disclosure under “Directors and Executive Officers” in this Report.

The names of our current officers and directors, as well as certain information about them are set forth below:

Name	Age	Position(s)

Brian R. Balbirnie	36	Chairman, Chief Executive Officer
James M. Learish	38	President, Chief Accounting Officer
Edward P. Gistaro	71	Director
Chauncey E. Schmidt	73	Director

Brian R. Balbirnie – Chairman, Chief Executive Officer

Brian R. Balbirnie is the Chairman and Chief Executive Officer for Issuer Direct Corporation, and co-founder of My EDGAR. Prior to My EDGAR, Mr. Balbirnie founded a Compliance and Consulting practice – focused on the Sarbanes Oxley Act. Mr. Balbirnie also served as the Chief Financial Officer and Chief Operating Officer for Mobile Reach International a public company located in Cary North Carolina; responsible for the day to day operations, including all facets of SEC reporting. Mr. Balbirnie spent several years consulting with companies, assisting in public strategies, Merger Acquisitions and financial reporting. In the early nineties Mr. Balbirnie founded the first wireless data compression solutions exclusively sold through the Bell South and AT&T reseller network – winning “best wireless company” – by Ziff Davis. Mr. Balbirnie attended St. Petersburg College majoring in Business Administration and Marketing.

James M. Learish – President, Chief Accounting Officer and Director

Mr. Learish is the President, Chief Accounting Officer, Director, and co-founder of My EDGAR. Prior to My EDGAR, Mr. Learish founded a successful consulting firm that provided investor and public relations to public companies that he later sold. Mr. Learish also spend two years as a Managing Director in a strategic business and investment consultancy that consulted to private and public companies on all areas of business operations, including raising capital and going public. In addition to his investment and investor relations experience, Mr. Learish performed executive consulting duties in the telecommunication, pharmaceutical, high-tech, utility, and domestic & international banking industries for companies such as GlaxoSmithKline, Wachovia, TECO Energy, and Mercantil, C.A.,  Mr. Learish holds an MBA from Duke University (1998) and a BS in Finance from the Florida Southern College (1991).

Edward P. Gistaro – Director

Edward P. Gistaro has served as Chairman of the Board of Directors of Docucon incorporated since 1990. He served as Chief Executive Officer of the Company from June 4, 1988 until April 1998, when the Board of Directors accepted his recommendation that he be replaced by Douglas P. Gill as Chief Executive Officer. Mr. Gistaro also served as President of the Company from 1988 until 1991. In 1973, Mr. Gistaro joined Datapoint Corporation as VP of Marketing. During his tenure at Datapoint, he held various management positions, including chief executive officer, chief financial officer, president and chief operating officer. While at Datapoint, Mr.  Gistaro negotiated and executed more than $150 million in acquisition and financing transactions, and played a key role in the company's growth from $16 million to $600 million, at which time Datapoint Corporation became a Fortune 500 company. In addition to serving as Chairman of the Board of Directors for Docucon Incorporated, Mr. Gistaro also serves as a director on the boards of Analytical Surveys, Inc., since 2004 and InSite Services since 2006.

Form 10-SB Part I	Form 10-SB Part II

Chauncey E. Schmidt – Director

Chauncey E. Schmidt was elected to the Board of Directors of Docucon Incorporated in February 1993. He has been Chairman of C.E. Schmidt & Associates, an investment firm, since April 1989. From 1987 to March 1989, he was Vice Chairman of the Board of AMFAC, Inc., a New York Stock Exchange-listed Company engaged in diversified businesses. He has previously served as President of The First National Bank of Chicago and Chairman of the Board of Directors and Chief Executive Officer of The Bank of California, N.A. Mr. Schmidt is on the Board of Trustees of the U.S. Naval War College Foundation and is active in several civic and charitable organizations.

Election of Directors and Officers

Holders of our Common Stock are entitled to one (1) vote for each share held on all matters submitted to a vote of the stockholders, including the election of directors. Cumulative voting with respect to the election of directors is not permitted by our Articles of Incorporation.

Our Board of Directors shall be elected at the annual meeting of the shareholders or at a special meeting called for that purpose. Each director shall hold office until the next annual meeting of shareholders and until the director’s successor is elected and qualified.

Compensation of Independent Directors

Each member of our board of directors who is not an employee of the Company (a “non-employee director”) will receive an annual retainer in cash and/or shares of our Common Stock as determined by the board of directors and all directors will be reimbursed for costs and expenses related to attending meetings of the board of directors.

EXECUTIVE COMPENSATION

Name and Principal Position	Year				Long-Term Compensation
		Annual Compensation			Awards		Payouts
		Salary	Bonus ($)	Other Annual Compensation (# of shares of Common Stock)	Restricted Stock Awards ($)	Securities Underlying Options/SARs	LTIP Payouts	All Other Compensation ($)
Brian R. Balbirnie, Chairman, Chief Executive Officer	2007	23,500[2]	0	0	0	0	0	0
	2006	67,500[1]	0	3,750,000[1]	0	0	0	0

James M. Learish, President, Chief Accounting Officer, Director	2007	15,000[3]	0	0	0	0	0	0
	2006	67,500[4]	0	3,300,000[4]	0	0	0	0

Charles W. Joyce Controller	2007	17,225[5]	0	0	0	0	0	0
	2006	21,000[6]	0	75,000[6]	0	0	0	0

1 For the period ended December 31, 2006 the wages payable and accrued wages payable for the above named officer total $67,500, as of December 31, 2006 $27,500 was paid, the balance was converted into the company’s common stock. The amount of shares indicated above are post split (3 for 1).

2 The amount above indicates the full amount of compensation for the nine month period ended September 30, 2007

27,500 was paid, the balance was converted into the company’s common stock. The amount of shares indicated above are post split (3 for 1).

3 The amount above indicates the full amount of compensation for the nine month period ended September 30, 2007.

Form 10-SB Part I	Form 10-SB Part II

4 For the period ended December 31, 2006 the wages payable and accrued wages payable for the above named officer total $67,500, as of December 31, 2006 $23,500 was paid, the balance was converted into the company’s common stock. The amount of shares indicated above are post split (3 for 1).

5 The amount above indicates the full amount of compensation for the nine month period ended September 30, 2007

6 For the period ended December 31, 2006 the wages payable and accrued wages payable for the above named officer total $21,000, as of December 31, 2006 $12,000 was paid, the balance was converted into the company’s common stock. The amount of shares indicated above are post split (3 for 1).

Employment Agreements

We have not entered into employment agreements with our executive officers as of the date of this Current Report on Form 8-K.  We intend to enter into employment agreements and are negotiating agreements with Mr. Balbirnie and Mr. Learish.  No assurance can be given when, if ever, such agreements will be entered into or the terms thereof.  We expect that such agreements could include bonuses, severance fees and other material items.

We may also issue to our officers and directors stock options on terms and conditions to be determined by our board of directors or designated committee.

Compensation of Directors

The Company did not provide for issuances of its securities through a stock option plan or even have a committee to approve such agreement.  We intend to provide our new directors with compensation for their service on our board of directors.  However; our board of directors reserves the right in the future to further award the members of the board of directors in cash or stock based consideration for services, which awards, if granted shall be in the sole determination of the board of directors.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our Bylaws provide that we shall indemnify our (i) present or former directors, advisory directors or officers, (ii) any person who while serving in any of the capacities referred to in clause (i) who served at our request as a director, officer, partner, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) our board of directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) (each an "Indemnitees").

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 28, 2007, the Registrant’s Board of Directors unanimously elected Mr. Brian R. Balbirnie to serve on the Company’s Board until its next annual meeting. Prior to election by the board, Mr. Balbirnie advanced the Company approximately $22,000 for various working capital expenses. The amounts are accruing interest at 8% per annum, and matured on November 30, 2007. As of September 30, 2007 the parties agreed to extend the note payable until December 31, 2007.

On December 11, 2007 the Company’s board held a special meeting to approve the merger by and between Docucon Acquisitions Corp, a wholly owned subsidiary of Docucon Incorporated, and My EDGAR, Inc. Mr. Balbirnie is the Chief Executive Officer and member of the Board of Directors of My EDGAR, Inc.  All directors were present for the meeting and voted unanimously to approve the merger, with Mr. Balbirnie abstaining.

Form 10-SB Part I	Form 10-SB Part II

DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 20,000,000 shares of common stock, $0.01 par value per share, and 30,000,000 shares of preferred stock, $1.00 par value per share.

The following is a summary of some of the terms of our common stock, preferred stock, charter, bylaws and certain provisions of Delaware Law. The following summary does not purport to be complete and is qualified in its entirety by reference to the terms of our charter, bylaws and Delaware law. Please see those documents and Delaware law for further information.

Common Stock

As of November 5, 2007, there were 642,904 shares of our common stock outstanding. After the completion of the issuance of shares to the former My EDGAR shareholders, there will be approximately 17,142,842 shares of our common stock outstanding.  The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of common stock are not entitled to cumulate their votes in the election of directors. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Subject to preferences applicable to any outstanding preferred stock, holders of common stock are entitled to receive ratably any dividends declared by the Board of Directors out of funds legally available therefore. See “Dividend Policy.” In the event of a liquidation, dissolution or winding up of the Company, holders of common stock are entitled to share ratably in the assets remaining after payment of liabilities and the liquidation preferences of any outstanding preferred stock. Holders of our common stock have no preemptive, conversion or redemption rights. Each outstanding share of common stock is fully paid and non-assessable.

Preferred Stock

As of November 30, 2007, there were 30,000,000 shares of preferred stock authorized, of which 60 shares have been designated as Series A Convertible Preferred Stock.  As of November 30, 2007, seven shares of Series A Convertible Preferred Stock were issued and outstanding.

Series A Convertible Preferred Stock.

•

Dividend rights.  Holders of the Series A Convertible Preferred Stock are entitled to receive dividends of 11% per year, payable semi-annually on June 15 and December 15 of each year, in preference to and with priority over any dividends received by any junior securities (including the common stock).

•

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the holders of shares of Series A Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount in cash equal to $25,000 for each share outstanding, plus an amount in cash equal to all accrued by unpaid dividends thereon to the date fixed for liquidation, before any payment shall be made or any assets distributed to the holders of any of the junior securities, including the common stock.

•

Conversion Ratio.  Each share of Series A Convertible Preferred Stock shall be convertible at the option of the holder into shares of common stock at the conversion price of $0.75 per share of common stock.  The number of shares of common stock to be delivered upon conversion of the Series A Convertible Preferred Stock shall be determined by dividing the liquidation amount ($25,000 per share) by the conversion ratio at the time of surrender.  The conversion ratio may be adjusted from time to time upon the occurrence of certain corporate events.

Form 10-SB Part I	Form 10-SB Part II

•

Voting Rights. Each holder of record of Series A Convertible Preferred Stock shall be entitled to one vote for each share of common stock into which the shares of Series A Convertible Preferred Stock held by him or her are convertible.  The approval of at least 66-2/3% of the total number of shares of Series A Convertible Preferred Stock outstanding is required for the Company to create any class or series or shares ranking senior to the Series A Convertible Preferred Stock either as to dividends or liquidation, or to amend the Company’s Certificate of Incorporation to adversely affect the rights, preferences or privileges of the Series A Convertible Preferred Stock.

Preferred Stock Designation Powers

Our Board of Directors has the authority, without further action by our stockholders, to issue preferred stock in one or more series. In addition, the Board of Directors may fix the rights, preferences and privileges of any preferred stock it determines to issue. Any or all of these rights may be superior to the rights of the common stock. Preferred stock could thus be issued quickly with terms calculated to delay or prevent a change in control of the Company or to make removal of management more difficult. Additionally, the issuance of preferred stock may decrease the market price of our common stock or otherwise adversely affect the rights of holders of our common stock. At present, we have no plans to issue any additional shares of Series A Convertible Preferred Stock, nor do we have any plans to designate additional series of preferred stock.

Antitakeover Provisions

Delaware Law

The Company is subject to Section 203 of the Delaware General Corporation Law regulating corporate takeovers, which prohibits a Delaware corporation from engaging in any business combination with an “interested stockholder” for a period of three years, unless:

•

prior to the time that a stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

at or subsequent to the time that a stockholder became an interested stockholder, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 662/3% of the outstanding voting stock which is not owned by the interested stockholder.

Except as otherwise specified in Section 203, an “interested stockholder” is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the date of determination and (b) the affiliates and associates of any such person.

Form 10-SB Part I	Form 10-SB Part II

Certificate of Incorporation and Bylaw Provisions

Provisions of our certificate of incorporation and bylaws may have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. These provisions could cause the value of the notes and the price of our common stock to decrease. Some of these provisions allow us to issue preferred stock without any vote or further action by the stockholders, eliminate the right of stockholders to act by written consent without a meeting and eliminate cumulative voting in the election of directors. These provisions may make it more difficult for stockholders to take specific corporate actions and could have the effect of delaying or preventing a change in control of the Company.

Form 10-SB Part I	Form 10-SB Part II

FORM 10-SB PART II
MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market information

The Company’s common stock, par value $0.01 per share, has traded in the NASDAQ SmallCap Market® and in the over the counter (“OTC”) market for equity securities of companies who file annual and periodic reports of financial and other information with the SEC or a similar regulatory authority, but do not qualify to have securities listed or traded in or on a national securities market or exchange.

Before June 11, 1999, the Company’s common stock was traded in the NASDAQ SmallCap Market® (symbol DOCU). On June 11, 1999, the Company’s common stock was “de-listed” from, i.e., it ceased being traded in, the NASDAQ SmallCap Market® because the Company’s common stock failed to satisfy that market’s requirements for continued listing. From June 11, 1999 through December 31, 2002, trades in the Company’s common stock which occurred in the OTC market were quoted by “The OTC Bulletin Board” (“OTCBB”), a securities quotation service regulated by the National Association of Securities Dealers (“NASD”) and the SEC.

On May 23, 2003 the OTCBB stopped quoting information regarding the Company’s common stock because the Company became delinquent, and, at December 31, 2006, was still delinquent, in its reporting obligations under the Exchange Act. Since May 23, 2003, information regarding the Company’s common stock has been reported by the Pink Sheets LLC.

The following table presents the range of high and low bid information for the Company’s common stock for each quarter within the Company’s fiscal years ended December 31, 2006 and 2005 and current year periods ended March 31, 2007, June 30, 2007, September 30, 2007 as quoted by the Pink Sheets, LLC., electronic exchange (symbol DCCN). The quotations presented have been adjusted to reflect a 1:15 reverse split of the Company’s outstanding common stock which became effective on February 7, 2005. The quotations presented also reflect interdealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions

Quarter period ended	High	Low

Fiscal year ended December 31, 2005
First Quarter	0.80	0.15
Second Quarter	0.17	0.17
Third Quarter	0.12	0.12
Fourth Quarter	0.12	0.12

Fiscal year ended December 31, 2006
First Quarter	0.12	0.06
Second Quarter	0.18	0.07
Third Quarter	0.15	0.15
Fourth Quarter	0.15	0.15

Fiscal year ended December 31, 2007
First Quarter	0.15	0.10
Second Quarter	0.20	0.11
Third Quarter	1.75	0.125

Holders

There were approximately 200 holders of record of the Company’s common stock at December 15, 2007, excluding those shares held by depository companies for certain beneficial owners.

Form 10-SB Part I	Form 10-SB Part II

Dividends

The Company has never declared or paid any cash dividends on its common stock. The Company does not intend to declare or pay any cash dividends on its common stock in the foreseeable future. Subject to the limitations described below, the holders of the Company’s common stock are entitled to receive only such dividends (cash or otherwise) as may (or may not) be declared by the Company’s Board of Directors.

Securities sold without registration

Except as reported in connection with the acquisition by merger of My EDGAR, Inc., as reported in Item 3.02 of this Report on Form 8-K, the Company did not sell any securities, with or without registering the securities under the Securities Act, during its most recently completed fiscal year, i.e., its fiscal year ended December 31, 2006, or during the previous three fiscal years ended December 31, 2005, December 31, 2004, December 31, 2003 respectfully; additionally subsequent to the period December 31, 2006 through the filing of this report the Company did not sell any securities, with or without registering the securities.

Legal proceedings

The Company is not party to any disputes or legal proceedings at the time of this report.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

There has been no change in or disagreements with Accountants.

Form 10-SB Part I	Form 10-SB Part II

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated by reference into this section.

ITEM 3.02

RECENT SALES OF UNREGISTERED SECURITIES

In connection with the Merger, on December 13, 2007, Docucon issued an aggregate of 16,439,938 shares of Docucon common stock to the stockholders of My EDGAR in exchange for their My EDGAR common shares at the ratio of 1 share of Docucon common stock for each share of My EDGAR common stock. The issuance was made pursuant to an exemption from registration requirements under Regulation D and or Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.01

CHANGE IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 1.01 and 3.02 of this report, which disclosure is incorporated herein by reference.

As a result of the closing of the Merger, the former shareholders of My EDGAR own 96% of the total outstanding shares of Docucon capital stock and 96% of the total voting power of all of Docucon’s outstanding voting securities.

ITEM 5.02

ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated by reference into this section.

ITEM 5.03

AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 14, 2007, in connection with the Merger, the Company amended its articles of incorporation to change its name from Docucon Incorporated to Issuer Direct Corporation.  A copy of the articles of incorporation, as amended, is attached hereto as Exhibit 3.01 and is incorporated herein by reference.

Also on December 14, 2007, the Company amended its Bylaws to reflect the name change and also to provide that instead of the President holding the sole power and authority to initiate various actions as required by the Bylaws, that such power and authority would be vested in the Chairman of the Board.  A copy of the bylaws, as amended, is attached hereto as Exhibit 3.02 and is incorporated herein by reference.

ITEM 5.06

CHANGE IN SHELL COMPANY STATUS

As the result of the completion of the Merger, the Company is no longer a shell company, as that term is defined in Rule 12b-2 under the Exchange Act. Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated by reference into this section.

ITEM 8.01

OTHER EVENTS.

In connection with the closing of the Merger, the Company changed the address of its corporate headquarters from 8 Airport Park Boulevard Latham, New York NY 12110 to 201 Shannon Oaks Circle Suite 105 Cary NC 27511, additionally on December 18, 2007, the Company issued a press release announcing the completion of the merger and name change, herein incorporated as exhibit 99.4 as reference.

Form 10-SB Part I	Form 10-SB Part II

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

(i)

My EDGAR, Inc. audited financials statements for the fiscal year ended December 31, 2006

(ii)

Bassett Press, Inc. audited financial statements for the fiscal year ended December 31, 2006 and December 31, 2005

(b) Pro-Forma Financial Information.

(i)

My EDGAR, Inc. and subsidiaries unaudited interim financial statements for the nine months ended September 30, 2007

(99)

Exhibits.

Exhibit Number	Exhibit Description

3.1	Articles of Incorporation, as amended, of Docucon Incorporated
3.2	By-Laws, as amended, of Docucon Incorporated
4.1	Form of Common Stock Certificate of Docucon Incorporated
10.1

Agreement and Plan of Merger, dated as of December 13, 2007 by and between Docucon Incorporated, Docucon Acquisitions Corporation and My EDGAR, Inc. (Nonmaterial schedules and exhibits identified in the Plan of Merger have been omitted pursuant to Item 601b.2 of Regulation S-B. Docucon Incorporated agrees to furnish supplemental information to the Commission upon request by the Commission a copy of any omitted schedule or exhibits.)

21.1	Subsidiaries of the Company
99.1	My EDGAR, Inc. audited financial statements for the fiscal year ended December 31, 2006
99.2	Bassett Press, Inc. audited financial statements for the fiscal year ended December 31, 2006 and December 31, 2005
99.3	My EDGAR, Inc. and subsidiaries unaudited interim financial statements for the nine months ended September 30, 2007
99.4	Press Release dated December 19, 2007

Form 10-SB Part I	Form 10-SB Part II

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCON INCORPORATED

December 19, 2007	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer

Form 10-SB Part I	Form 10-SB Part II

Exhibit Number	Exhibit Description

3.1	Articles of Incorporation, as amended, of Docucon Incorporated
3.2	By-Laws, as amended, of Docucon Incorporated
4.1	Form of Common Stock Certificate of Docucon Incorporated
10.1

Agreement and Plan of Merger, dated as of December 13, 2007 by and between Docucon Incorporated, Docucon Acquisitions Corporation and My EDGAR, Inc. (Nonmaterial schedules and exhibits identified in the Plan of Merger have been omitted pursuant to Item 601b.2 of Regulation S-B. Docucon Incorporated agrees to furnish supplemental information to the Commission upon request by the Commission a copy of any omitted schedule or exhibits.)

21.1	Subsidiaries of the Company
99.1	My EDGAR, Inc. audited financial statements for the fiscal year ended December 31, 2006
99.2	Bassett Press, Inc. audited financial statements for the fiscal year ended December 31, 2006 and December 31, 2005
99.3	My EDGAR, Inc. and subsidiaries unaudited interim financial statements for the nine months ended September 30, 2007
99.4	Press Release dated December 19, 2007

Form 10-SB Part I	Form 10-SB Part II